FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         DATE OF REPORT:  MAY 9, 2002
                       (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                    1-225                  39-0394230

     (State or other jurisdiction   (Commission File        (IRS Employer
     of incorporation)                Number)               Identification No.)


          P.O. BOX 619100, DALLAS, TEXAS                           75261-9100
          (Address of principal executive offices)                 (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)



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Item 9. Regulation FD Disclosure
--------------------------------

On May 9, 2002, Kimberly-Clark Corporation (the "Company") filed with the Securities and Exchange Commission a Quarterly Report on Form 10-Q for the quarter ending March 31, 2002. The version of the Company's Executive Officer Achievement Award Program (the "Program") which was attached as Exhibit 10 to the Quarterly Report was not the correct version of the Program which was approved by the Company's stockholders at their annual meeting held on April 25, 2002.

The correct version of the Program is attached hereto as Exhibit 10. The version attached hereto as Exhibit 10 is identical to the version attached to the Company's 2002 Proxy Statement filed with the Securities and Exchange Commission on March 15, 2002.




                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      KIMBERLY-CLARK CORPORATION


Date: June 4, 2002                         By:   /s/ Randy J. Vest
                                               -------------------------

                                           Randy J. Vest
                                           Vice President and Controller

                                 EXHIBIT INDEX
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(10)      Executive Officer Achievement Award Program, adopted April 25, 2002.